Exhibit 99.1

PMC-Sierra Reports First Quarter 2009 Results

Net Revenues of $102.6 million and Non-GAAP Net Income of $0.06/share in Q1’09

SANTA CLARA, Calif.--(BUSINESS WIRE)--April 23, 2009--PMC-Sierra, Inc. (Nasdaq:PMCS), the premier Internet infrastructure semiconductor solution provider, today reported results for the first quarter ended March 29, 2009.

Net revenues in the first quarter of 2009 were $102.6 million, a decrease of 18% compared with the first quarter of 2008 and 15% lower than the $120.8 million in the fourth quarter of 2008.

Net loss in the first quarter of 2009 on a GAAP basis was $3.9 million (GAAP loss per share of $0.02) compared with a GAAP net loss in the first quarter of 2008 of $20.9 million (GAAP loss per share of $0.10). Non-GAAP net income in the first quarter of 2009 was $12.4 million (non-GAAP diluted earnings per share of $0.06) compared with non-GAAP net income of $23.6 million (non-GAAP diluted earnings per share of $0.11) in the first quarter of 2008.

“In the first quarter of 2009, we experienced strong demand for our wireless and wireline communications products in China,” said Greg Lang, president and chief executive officer of PMC-Sierra. “We lowered operating expenses during the first quarter and will maintain our focus on keeping our operating expenses in line with our business opportunities.”

Net income on a non-GAAP basis in the first quarter of 2009 excludes the following items: (i) $9.8 million amortization of purchased intangible assets; (ii) $5.5 million stock-based compensation expense; (iii) $3.6 million foreign exchange gain on a foreign tax liability; (iv) $1.9 million termination costs; (v) $0.7 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; (vi) $0.5 million loss on subleased facilities; (vii) $0.3 million restructuring costs; (viii) $1.0 million income tax provision, which includes $0.9 million deferred tax recovery relating to foreign exchange translation of a foreign subsidiary, and other items.

For a full reconciliation of GAAP net loss to non-GAAP net income, please refer to the schedule included with this release. The Company believes the additional non-GAAP measures are useful to investors for the purpose of financial analysis. Management uses the non-GAAP measures internally to evaluate its in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company’s core operating results. In addition, the measures are used to plan for the Company’s future periods. However, non-GAAP measures are neither stated in accordance with, nor are they a substitute for, GAAP measures.

The Company made the following announcements in Q1 2009:

  We announced that our SRC 8x6G 6Gb/s SAS RAID-on-Chip (RoC) and SXP 36x6GSec 6Gb/s SAS Expander are shipping across HP’s new line of ProLiant G6 servers. PMC-Sierra’s end-to-end 6Gb/s SAS chipset enables HP’s ProLiant storage solutions to set a new industry achievement for server performance and scalability, including 150% faster RAID 5 write throughput and 350% greater RAID 0 read IOPS performance than prior generation ProLiant G5 solutions.
  We announced the availability of the industry’s first complete systems for symmetric 10Gb/s IEEE 802.3av EPON, including Optical Line Terminals and Optical Network Units. The Company also demonstrated these second-generation 10G EPON platforms in conjunction with the Optical Fiber Communication Conference and Exposition in March 2009.

First Quarter 2009 Conference Call

Management will review the first quarter 2009 results and provide guidance for the second quarter of 2009 during a conference call at 1:30 p.m. Pacific Time/4:30 p.m. Eastern Time on April 23, 2009. The conference call webcast will be accessible under the Financial Events and Calendar section at http://investor.pmc-sierra.com/. To listen to the conference call live by telephone, dial 416-642-5212 approximately ten minutes before the start time. A telephone playback will be available after the completion of the call and can be accessed at 647-436-0148 using the access code 6259245. A replay of the webcast will be available for five business days.

Second Quarter 2009 Conference Call

PMC-Sierra is planning on releasing its results for the second quarter of 2009 on July 23, 2009. A conference call will be held on the day of the release to review the quarter and provide an outlook for the third quarter of 2009.

Safe Harbor Statement

PMC-Sierra’s forward-looking statements are subject to risks and uncertainties. Actual results may differ from these projections. The Company’s SEC filings describe more fully the risks associated with the Company’s business including PMC-Sierra’s limited revenue visibility due to variable customer demands, market segment growth or decline, orders with short delivery lead times, customer concentration, and other items such as foreign exchange rates. The Company does not undertake any obligation to update the forward-looking statements.

About PMC-Sierra

PMC-Sierra®, the premier Internet infrastructure semiconductor solution provider, offers its customers technical and sales support worldwide through a network of offices in North America, Europe, Israel and Asia. PMC-Sierra provides semiconductor solutions for Enterprise Storage, Wide Area Network Infrastructure, Fiber To The Home, and Laser Printer/SMB NAS markets. The Company is publicly traded on the NASDAQ Stock Market under the PMCS symbol. For more information, visit www.pmc-sierra.com.

© Copyright PMC-Sierra, Inc. 2008. All rights reserved. PMC and PMC-SIERRA are registered trademarks of PMC-Sierra, Inc. in the United States and other countries. Other product and company names mentioned herein may be trademarks of their respective owners.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended
	March 29,	March 30,
	2009	2008
		Restated *

Net revenues	$102,572	$125,040
Cost of revenues	36,803	43,306
Gross profit	65,769	81,734

Other costs and expenses:
Research and development	38,628	37,310
Selling, general and administrative	21,889	24,209
Amortization of purchased intangible assets	9,836	9,836
Restructuring costs and other charges	335	887
Income (loss) from operations	(4,919)	9,492

Other income (expense):
Foreign exchange gain	4,070	3,158
Gain on repurchase of senior convertible notes, net	-	4,931
Amortization of debt issue costs	(50)	(145)
Loss on subleased facilities	(538)	-
Interest income (expense), net	(811)	327
Income (loss) before provision for income taxes	(2,248)	17,763

Provision for income taxes	(1,669)	(38,686)
Net loss	$(3,917)	$(20,923)

Net loss per common share - basic and diluted	$(0.02)	$(0.10)

Shares used in per share calculation - basic and diluted	223,844	219,931

* Effective December 29, 2008, the Company retrospectively adopted Financial Accounting Standards Board issued Staff Position Accounting Principles Board Opinion 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlements). Accordingly, the condensed consolidated financial statements have been restated.

As a supplement to the Company's condensed consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company provides additional non-GAAP measures for cost of revenues, gross profit, gross profit percentage, research and development expense, selling, general and administrative expense, amortization of purchased intangible assets, restructuring costs and other charges, other income, provision for income taxes, operating expenses, operating income (loss), net income (loss), and basic and diluted net income (loss) per share.

A non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  The Company believes that the additional non-GAAP measures are useful to investors for the purpose of financial analysis.  Management uses these measures internally to evaluate the Company's in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company's core operating results.  In addition, the measures are used for planning and forecasting of the Company's future periods.  However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures.  Other companies may use different non-GAAP measures and presentation of results.

PMC-Sierra, Inc.
Adjustments to GAAP Cost of Revenues, Gross Profit, Gross Profit Percentage, Research and Development Expense, Selling, General and Administrative Expense, Amortization of Purchased Intangible Assets, Restructuring Costs and Other Charges, Other Income, Provision for Income Taxes, Operating Expenses, Operating Income (Loss), Net Income (Loss), and Basic and Diluted Net Income (Loss) Per Share
(in thousands, except for per share amounts)
(unaudited)
	Three Months Ended
March 29,		March 30,
	2009 (1)	2008 (2)
		Restated

GAAP cost of revenues	$36,803	$43,306
Stock-based compensation	(205)	(315)
Non-GAAP cost of revenues	$36,598	$42,991

GAAP gross profit	$65,769	$81,734
Stock-based compensation	205	315
Non-GAAP gross profit	$65,974	$82,049

Non-GAAP gross profit %	64.3%	65.6%

GAAP research and development expense	$38,628	$37,310
Stock-based compensation	(2,331)	(3,162)
Exclusion of termination costs	(1,168)	-
Non-GAAP research and development expense	$35,129	$34,148

GAAP selling, general and administrative expense	$21,889	$24,209
Stock-based compensation	(2,925)	(3,529)
Exclusion of termination costs	(771)	-
Non-GAAP selling, general and administrative expense	$18,193	$20,680

GAAP amortization of purchased intangible assets	$9,836	$9,836
Exclusion of amortization of purchased intangible assets	(9,836)	(9,836)
Non-GAAP amortization of purchased intangible assets	$-	$-

GAAP restructuring costs and other charges	$335	$887
Exclusion of restructuring costs and other charges	(335)	(887)
Non-GAAP restructuring costs and other charges	$-	$-

GAAP other income	$2,671	$8,271
Loss on subleased facilities	538	-
Accretion of the debt discount related to the senior convertible notes	728	1,907
Gain on repurchase of senior convertible notes, net	-	(4,931)
Foreign exchange gain on foreign tax liabilities	(3,576)	(3,605)
Non-GAAP other income	$361	$1,642

GAAP provision for income taxes	$1,669	$38,686
Provision for income tax matters	(1,030)	(33,408)
Non-GAAP provision for income taxes	$639	$5,278

	Three Months Ended
March 29,		March 30,
	2009 (1)	2008 (2)
		Restated

GAAP operating expenses	$70,688	$72,242
Stock-based compensation	(5,256)	(6,691)
Exclusion of termination costs	(1,939)	-
Exclusion of amortization of purchased intangible assets	(9,836)	(9,836)
Exclusion of restructuring costs and other charges	(335)	(887)
Non-GAAP operating expenses	$53,322	$54,828

GAAP operating income (loss)	$(4,919)	$9,492
Stock-based compensation	5,461	7,006
Exclusion of termination costs	1,939	-
Exclusion of amortization of purchased intangible assets	9,836	9,836
Exclusion of restructuring costs and other charges	335	887
Non-GAAP operating income	$12,652	$27,221

GAAP net loss	$(3,917)	$(20,923)
Stock-based compensation	5,461	7,006
Exclusion of termination costs	1,939	-
Exclusion of amortization of purchased intangible assets	9,836	9,836
Exclusion of restructuring costs and other charges	335	887
Loss on subleased facilities	538	-
Accretion of the debt discount related to the senior convertible notes	728	1,907
Gain on repurchase of senior convertible notes, net	-	(4,931)
Foreign exchange gain on foreign tax liabilities	(3,576)	(3,605)
Provision for income tax matters	1,030	33,408
Non-GAAP net income	$12,374	$23,585

Non-GAAP net income per share - basic	$0.06	$0.11
Non-GAAP net income per share - diluted	$0.06	$0.11

Shares used to calculate non-GAAP net income per share - basic	223,844	219,931
Shares used to calculate non-GAAP net income per share - diluted	224,771	220,948

Non-GAAP adjustments

(1) $5.5 million stock-based compensation expense; $1.9 million termination costs; $9.8 million amortization of purchased intangible assets; $0.3 million restructuring costs; $0.5 million loss on subleased facilities; $0.7 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $3.6 million foreign exchange gain on a foreign tax liability; and $1.0 million income tax provision which includes $0.9 million net deferred tax recovery relating to foreign exchange translation of a foreign subsidiary, $0.4 million arrears interest relating to unrecognized tax benefits, $0.7 million tax adjustments relating to prior periods, $0.3 million income tax related to foreign exchange gain on a foreign tax liability, $1.0 million tax effect on inter-company transactions, and $0.5 million income tax recovery related to adjustments above.

(2) $7.0 million stock-based compensation expense; $9.8 million amortization of purchased intangible assets; $0.9 million restructuring costs, including $0.3 million for severance and $0.6 million for excess facilities; $1.9 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $4.9 million net gain on the repurchase of senior convertible notes; $3.6 million foreign exchange gain on a foreign tax liability; and $33.4 million income tax provision, including $32.6 million foreign tax matters provision and $0.8 million income tax effect of these non-GAAP adjustments.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	March 29,	December 28,
	2009	2008
		Restated
ASSETS:
Current assets:
Cash and cash equivalents	$247,435	$97,839
Short-term investments	70,542	209,685
Accounts receivable, net	40,372	40,191
Inventories, net	30,889	34,003
Prepaid expenses and other current assets	12,633	9,683
Deferred tax assets	883	3,949
Total current assets	402,754	395,350

Goodwill	396,144	396,144
Intangible assets, net	144,312	153,956
Prepaid expenses	22,694	-
Property and equipment, net	14,408	15,858
Investments and other assets	11,168	3,512
Deposits for wafer fabrication capacity	5,145	5,145
	$996,625	$969,965

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Accounts payable	$17,338	$17,066
Accrued liabilities	50,703	51,390
Liability for unrecognized tax benefit	23,321	23,398
Income taxes payable	9,708	-
Deferred income taxes	4,007	2,042
Accrued restructuring costs	5,396	5,938
Deferred income	8,912	11,200
Total current liabilities	119,385	111,034

2.25% senior convertible notes due October 15, 2025, net	56,085	55,357
Long-term obligations	6,746	503
Deferred taxes and other tax liabilities	18,779	17,806
Liability for unrecognized tax benefit	6,989	3,352

PMC special shares convertible into 2,025 (2008 - 2,045) shares of common stock	2,638	2,655

Stockholders' equity
Common stock and additional paid in capital	1,481,220	1,471,717
Accumulated other comprehensive loss	(2,059)	(3,218)
Accumulated deficit	(693,158)	(689,241)
Total stockholders' equity	786,003	779,258
	$996,625	$969,965

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended

	March 29,	March 30,
	2009	2008
		Restated

Cash flows from operating activities:
Net loss	$(3,917)	$(20,923)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation	5,461	7,006
Depreciation and amortization	14,103	13,095
Foreign exchange gain on tax liability, net	(3,576)	(3,605)
Gain on repurchase of senior convertible notes, net	-	(4,931)
Gain on disposal of property and equipment	-	(32)
Loss on subleased facilities	538	-

Changes in operating assets and liabilities:
Accounts receivable	(181)	(6,308)
Inventories	3,151	(1,630)
Prepaid expenses and other current assets	923	2,618
Accounts payable and accrued liabilities	(5,182)	(7,464)
Deferred income taxes and income taxes payable	135	38,556
Accrued restructuring costs	(542)	(1,218)
Deferred income	(2,288)	3,699
Net cash provided by operating activities	8,625	18,863

Cash flows from investing activities:
Purchases of property and equipment	(926)	(1,435)
Purchases of intangible assets	(1,270)	(4,155)
Redemption of short-term investments	139,143	-
Net cash provided by (used in) investing activities	136,947	(5,590)

Cash flows from financing activities:
Repurchase of senior convertible notes	-	(95,491)
Proceeds from issuance of common stock	4,024	3,891
Net cash provided by (used in) financing activities	4,024	(91,600)

Effect of exchange rate changes on cash and cash equivalents	-	(971)
Net increase (decrease) in cash and cash equivalents	149,596	(79,298)
Cash and cash equivalents, beginning of the period	97,839	364,922
Cash and cash equivalents, end of the period	$247,435	$285,624

CONTACT:
PMC-Sierra, Inc.
Vice President & CFO
Mike Zellner, 1 408-988-1204
or
VP Marketing Communications
David Climie, 1 408-988-8276
or
Sr Manager, Communications
Susan Shaw, 1 408-988-8515